Emergent BioSolutions Inc. 2022 Annual Meeting of Stockholders May 26, 2022

Agenda 22022 Virtual Annual Meeting of Stockholders INTRODUCTION 1. Call to Order; Rules and Procedure 2. Introductions 3. Procedural Matters; Declaration of Quorum 4. Presentation of the proposals to be considered and voted on by the stockholders as set forth in the proxy statement: • Proposal No. 1: Election of Directors • Proposal No. 2: Ratification of Independent Registered Accounting Firm • Proposal No. 3: Advisory Vote to Approve the Compensation of Named Executive Officers 5. Report of Voting Results by Inspector of Election 6. Adjournment of the Formal Meeting 7. Presentation: State of the Company 8. General Q&A Session Robert G. Kramer President and Chief Executive Officer Richard S. Lindahl Executive Vice President, Chief Financial Officer and Treasurer Jennifer Fox Executive Vice President, External Affairs, General Counsel and Corporate Secretary Zsolt Harsanyi Chairman of the Board of Directors

PROPRIETARY AND CONFIDENTIAL 32022 Virtual Annual Meeting of Stockholders State of the Company Bob Kramer President and Chief Executive Officer

Key Highlights 42022 Virtual Annual Meeting of Stockholders STATE OF THE COMPANY • State of the Company today is strong and resilient • Remain committed to supporting the preparedness and response needs of governments globally • Continue to diversify our customer base with our commercial products portfolio • Continue to invest in a robust pipeline of R&D initiatives focused on public health preparedness and response • Remain committed to using and strengthening our skill and capability in high quality, complex biologics manufacturing to serve the needs of a diverse group of biotech and pharma innovators – continue to re-baseline the CDMO business across 2022 • Continue to prudently leverage our well capitalized balance sheet and financial footing across capex, opex and smart M&A • Announced proposed acquisition of TEMBEXA® (brinsidofovir) from Chimerix Emergent remains both resilient and relevant, just as we have been for 23 years running, while remaining committed to pursue our vision of protecting and enhancing 1 BILLION lives by 2030

PROPRIETARY AND CONFIDENTIAL 52022 Virtual Annual Meeting of Stockholders Q&A

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, the potential benefits of the acquisition to Emergent and the timing of the acquisition becoming accretive; our 2024 growth plan; becoming better positioned to deliver value for Emergent shareholders; the timing and ability of Chimerix to secure the anticipated BARDA procurement contract; the parties’ ability to consummate the transactions contemplated under the agreement, satisfaction of conditions in connection with the acquisition, the parties’ ability to meet expectations regarding the timing and completion of the transaction, certain future financial metrics and related projections and statements regarding our ability to meet such projections in the anticipated timeframe, if at all, and more specifically, statements regarding our 2022 anthrax vaccine revenues and the timing of expected deliveries of AV7909, 2022 ACAM2000 revenues and the timing of related deliveries, 2022 nasal naloxone product revenues and the impact of the generic market on NARCAN Nasal Spray and anticipated financial benefits from our financial interest in the authorized generic launched by Sandoz; 2022 other products and contracts and grants revenues and continued procurement of other products not highlighted on a standalone basis, the continuation of stable base revenues from certain multi-year MCM procurement contracts; the continued demand for naloxone products in the U.S. and Canada, pipeline progress across our R&D portfolio and ongoing advancement of the CHIKV VLP Phase 3 clinical trial, the safety and efficacy of SIAN, the anticipated level of and benefits to be derived from future capital expenditures, including capacity expansion in our CDMO program and Bayview facility modifications, future Johnson & Johnson COVID-19 vaccine requirements and guidance; future CDMO business opportunities and long-term potential of the Services segment; other long-term growth potential any other statements containing the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “targets,” “forecasts,” “estimates” and similar expressions in conjunction with, among other things, discussions of the Company’s outlook, financial performance or financial condition, financial and operation goals, strategic goals, growth strategy, product sales, government development or procurement contracts or awards, government appropriations, manufacturing capabilities, and the timing of certain regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statements speak only as of the date of the earnings press release and investor presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the availability of U.S. Government funding for contracts related to procurement of our medical countermeasures, including AV7909, BioThrax and ACAM2000, among others, as well as contracts related to development of medical countermeasures, our ability to meet our commitments to continued quality and manufacturing compliance at our manufacturing facilities and the potential impact on our ability to continue production of bulk drug substance for Johnson & Johnson’s COVID-19 vaccine, the impact of a generic marketplace on NARCAN Nasal Spray and future NARCAN Nasal Spray sales, our ability to perform under our contracts with the U.S. government, including the timing of and specifications relating to deliveries, whether we will realize the full benefit of our investments in additional manufacturing and quality control systems, our ability to provide CDMO services for the development and/or manufacture of product candidates of our customers at required levels and on required timelines, our ability and the ability of our contractors and suppliers to maintain compliance with Current Good Manufacturing Practices and other regulatory obligations, our ability to obtain and maintain regulatory approvals for our product candidates and the timing of any such approvals, changes to U.S. government priorities for the strategic national stockpile, our ability to negotiate additional U.S. government procurement or follow-on contracts for our public health threat products that have expired or will be expiring, our ability to negotiate new CDMO contracts and the negotiation of further commitments or contracts related to the collaboration and deployment of capacity toward future commercial manufacturing under our existing CDMO contracts, the outcomes associated with pending shareholder litigation and government investigations and their potential impact on our business, our ability to comply with the operating and financial covenants required by our senior secured credit facilities and our 3.875% Senior Unsecured Notes due 2028, procurement by U.S. government entities under regulatory exemptions prior to approval by the FDA and corresponding procurement by government entities outside of the United States under regulatory exemptions prior to approval by the corresponding regulatory authorities in the applicable country, the ongoing impact of the COVID-19 pandemic on our markets, operations and employees as well as those of our customers and suppliers, the impact on our revenues from and duration of declines in sales of our vaccine products that target travelers due to the reduction of international travel caused by the COVID-19 pandemic, our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria, the success of our commercialization, marketing and manufacturing capabilities and strategy, and the accuracy of our estimates regarding future revenues, expenses and capital requirements and needs for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission when evaluating our forward-looking statements. Trademarks Emergent,® BioThrax® (Anthrax Vaccine Adsorbed), RSDL® (Reactive Skin Decontamination Lotion Kit), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F and G)-(Equine)), Anthrasil® (Anthrax Immune Globulin Intravenous (Human)), VIGIV (Vaccinia Immune Globulin Intravenous (Human)), Trobigard® (atropine sulfate, obidoxime chloride), ACAM2000® (Smallpox (Vaccinia) Vaccine, Live), Vivotif® (Typhoid Vaccine Live Oral Ty21a), Vaxchora® (Cholera Vaccine, Live, Oral), NARCAN® (naloxone HCI) Nasal Spray and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners. Safe Harbor Statement/Trademarks 62022 Virtual Annual Meeting of Stockholders

This presentation contains four financial measures Adjusted Net Income, Adjusted Net Income Per Diluted Share, Adjusted EBITDA (Earnings Before Interest, Taxes, and Depreciation and Amortization), and Adjusted Gross Margin, all of which are considered “non-GAAP” financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. Adjusted Net Income reflects net income excluding the impact of certain non- cash, one-time or non-recurring expenses. Adjusted Net Income Per Diluted Share is defined as Adjusted Net Income divided by diluted shares outstanding. Adjusted EBITDA reflects net income excluding the impact of depreciation, amortization, interest expense and income taxes, excluding specified items that can be highly variable and the non-cash impact of certain accounting adjustments. The Company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure may provide a more complete understanding of factors and trends affecting the Company’s business. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com. Non-GAAP Financial Measures 72022 Virtual Annual Meeting of Stockholders

Emergent BioSolutions Inc. 2022 Annual Meeting of Stockholders May 26, 2022